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                                 EXHIBIT 99(b)
                                     PROXY

                             THE PEOPLES STATE BANK
                               100 E. King Street
                                 P.O. Box 1000
                             East Berlin, PA  17316
                           Telephone:  (717) 295-9510

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                      DIRECTORS OF THE PEOPLES STATE BANK


The undersigned hereby appoints ____________________, ____________________, and
____________________, as Proxies, each with the power to appoint his substitute, and authorizes them to represent and vote, as designated below, all the shares of Common Stock of The Peoples State Bank held on record by the undersigned on December 26, 1997 at the Special Meeting of Shareholders to be held on February 10, 1998 or any adjournments thereof.

1. APPROVAL, RATIFICATION AND CONFIRMATION OF THE AGREEMENT AND PLAN OF REORGANIZATION, DATED OCTOBER 28, 1997, BETWEEN COMMUNITY BANKS, INC. ("COMMUNITY") AND THE PEOPLES STATE BANK ("PEOPLES") PROVIDING FOR THE MERGER OF PEOPLES WITH AND INTO PSB INTERIM BANK, A NEWLY FORMED STATE CHARTERED BANKING SUBSIDIARY OF COMMUNITY.

                    FOR             AGAINST            ABSTAIN
                         -----              -----              -----

2. APPROVAL OF A PROPOSAL TO POSTPONE OR ADJOURN THE SPECIAL MEETING TO ANOTHER TIME AND/OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IN THE EVENT THAT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE MERGER AND THE AGREEMENT AND PLAN OF REORGANIZATION.

                    FOR             AGAINST            ABSTAIN
                         -----              -----              -----

3. OTHER BUSINESS: Take action on other business which may properly come before the meeting.

                    FOR             AGAINST            ABSTAIN
                         -----              -----              -----

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION OR DIRECTION IS MADE, THEY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED ABOVE. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE. PLEASE RETURN THIS PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

Dated the   day of                , 1998.



                                                                      (SEAL)
                                        ------------------------------
                                              Signature

                                                                      (SEAL)
                                        ------------------------------
                                              Signature

                                        Please date and sign exactly as your
                                        name appears hereon. When signing as an
                                        Attorney, Executor, Administrator,
                                        Trustee or Guardian, please give full
                                        title. If more than one Trustee, all
                                        must sign. All joint owners must sign.